SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             Date of Report (Date of
                            earliest event reported):

                                February 29, 2000
                               (February 28, 2000)



                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


        Texas                           1-9645                  74-1787536
(State or other jurisdiction    (Commission File Number)       (IRS Employer
incorporation)                                               Identification No.)

200 Concord Plaza, Suite 600
San Antonio, Texas                                                78216
(Address of principal                                           (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (210) 822-2828


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ITEM 5.           OTHER EVENTS.

         On February 28, 2000, Clear Channel Communications, Inc., a Texas corporation (the "Company"), SFX Entertainment, Inc., a Delaware corporation ("SFX"), and CCU II Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will be merged (the "Merger") with and into SFX, with SFX surviving the Merger and continuing its operations as a wholly-owned subsidiary of the Company. The Merger will be a tax-free, stock-for-stock transaction.

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, SFX Class A shareholders will receive 0.6 shares of Clear Channel Communications, Inc. common stock for each SFX share and SFX Class B shareholders will receive one share of Clear Channel Communications, Inc. common stock for each SFX share, on a fixed exchange basis. Company's common stock.

         A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

         On February 28, 2000, the Company and SFX issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         Consummation of the Merger is subject to numerous conditions, including the receipt of all regulatory approvals and stockholder approval by SFX shareholders.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

22.1 Agreement and Plan of Merger dated February 28, 2000, among Clear Channel Communications, Inc., SFX Entertainment, Inc., and CCU Merger Sub, Inc.

99.1 Press Release of Clear Channel Communications, Inc. and SFX Entertainment, Inc. issued February 28, 2000.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Clear Channel Communications, Inc.

Date:  February 29, 2000                    By: /s/ HERBERT W. HILL, JR.
                                                ------------------------
                                                Herbert W. Hill, Jr.
                                                Senior Vice President and
                                                Chief Reporting Officer

                                                 INDEX TO EXHIBITS

22.1 Agreement and Plan of Merger dated February 28, 2000, among Clear Channel Communications, Inc., SFX Entertainment, Inc., and CCU Merger Sub, Inc.

99.1 Press Release of Clear Channel Communications, Inc. and SFX Entertainment, Inc. issued February 28, 2000.



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